UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 632-6000

Date of fiscal year end:   12/31

Date of reporting period: 6/30/12

ITEM 1. REPORTS TO STOCKHOLDERS.

June 30, 2012

Lazard Retirement Series Semi-Annual Report

U.S. Equity

Lazard Retirement U.S. Strategic Equity Portfolio

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

International Equity

Lazard Retirement International Equity Portfolio

Emerging Markets

Lazard Retirement Emerging Markets Equity Portfolio

Targeted Volatility

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	Investment Overviews
6	Performance Overviews
10	Information About Your Portfolio’s Expenses
11	Portfolio Holdings Presented by Sector
12	Portfolios of Investments
12	Lazard Retirement U.S. Strategic Equity Portfolio
14	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
16	Lazard Retirement International Equity Portfolio
18	Lazard Retirement Emerging Markets Equity Portfolio
20	Lazard Retirement Multi-Asset Targeted Volatility Portfolio
28	Notes to Portfolios of Investments
30	Statements of Assets and Liabilities
31	Statements of Operations
32	Statements of Changes in Net Assets
34	Financial Highlights
38	Notes to Financial Statements
47	Board of Directors and Officers Information
50	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objective, risks, charges, expenses and other information about Portfolios of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report 1

Lazard Retirement Series, Inc. Investment Overviews

U.S. Equities
The U.S. equity market rose robustly during the first quarter of 2012, and modestly declined during the second quarter. During the first three months of the year, the market rallied due to heightened global growth prospects, continued easing of monetary policy, and positive developments in the European debt crisis. In the United States, economic indicators such as manufacturing, vehicle sales, and housing data all improved. The market also benefited from upbeat sentiment from the Eurozone, as the European Union (E.U.) continued to make progress toward restructuring Greece’s debt and the European Central Bank (ECB) implemented the second round of its Long Term Refinancing Operation (LTRO), which provides low cost funds to European banks in order to bolster their liquidity. In the second quarter, the market’s decline was primarily due to concerns about Europe, particularly the prospect that Greece may exit the Eurozone and cause subsequent contagion in the financial markets. Investors were also disappointed that U.S. employment and economic indicators were lower than expected. In response to concerns about the U.S. economic recovery, the Federal Reserve indicated that it would extend Operation Twist through year end. On the last day of the quarter, the U.S. market rallied on the news that Eurozone leaders agreed to substantial policy changes which move the Eurozone closer toward fiscal integration, including the creation of a central bank regulator.

International Equities
The six-month period ended June 30, 2012 was volatile and international equity markets concluded the period higher. A number of macroeconomic events moved markets up and down. The LTRO conducted by the ECB in December 2011 and February 2012 provided over a trillion dollars of three-year financing at 1% interest rates. This substantially eased financing issues for European banks and, to some extent, Spanish and Italian sovereigns during the initial months of 2012. However, despite monetary easing measures, conditions in the Eurozone’s peripheral economies began to deteriorate in March. Investors feared a potential Greek exit from the Eurozone following the country’s inability to form a coalition government in early May. Subsequent elections in June led to the victory of a pro-bailout party, and stabilized Greece’s position in the Eurozone, at least in the short term. In Spain, conditions within the financial sector weakened, leading investors to question the ability of the Spanish government to contain the banking crisis amid rising borrowing costs and a weak economic environment. In June, Spain requested a $125 billion rescue aid package from the E.U. in order to bolster its financial sector. However, investor sentiment improved in June following an E.U. summit at the end of the month, which called for the establishment of a single banking supervisor, as well as the ability of the European Stability Mechanism to directly inject capital into troubled banks. Japan performed strongly in the first quarter of 2012, but later reported larger-than-expected trade deficits due to diminished exports to Europe and higher energy imports. In the emerging markets, China announced further monetary easing by reducing interest rates and decreasing bank reserve requirements as Chinese exports and manufacturing activity declined. From a sector perspective, market leadership was mixed, as neither traditionally defensive nor cyclical sectors prevailed. Outperforming sectors included consumer discretionary, financials, and consumer staples. In contrast, energy, materials, and information technology were among the worst-performing sectors.

Emerging Markets Equities
After delivering strong performance in late 2011, equities in the developing world extended their strength into the first quarter of 2012, due to improving growth in the world economy, as well as the ECB’s introduction of its LTRO to address European sovereign debt issues. Subsequently, emerging market stocks fell in the second quarter (particularly in May), primarily due to concerns over European sovereign debt sustainability and global growth. However, a rebound in June helped to curtail losses for the second quarter. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the “EM Index”) gained almost 4% during the six-month period ended June 30, 2012, in U.S. dollar terms, with Latin American equities faring worse than their counterparts in Asia and Eastern Europe.

Latin American markets had slight losses year to date, with Brazil declining amid worries about corporate earnings and government economic policy, while Argentina, which is not a constituent of the EM Index, plunged dramatically following government expropriation of the majority of oil company YPF. Peruvian and Colombian equities, however, rose as a result of stable commodity prices, and Mexican equities also outperformed.

Most Asian markets finished higher year to date. Shares in the Philippines and Thailand performed particularly well, aided

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by robust growth. Indian shares rebounded after performing poorly at the end of 2011. Indonesian equities, which have been among the strongest performers over the last two years, declined modestly as a result of government indecision over whether or not to reduce subsidies for fuel prices.

Eastern European markets were bolstered by the ECB’s introduction of the LTRO. This helped support shares in Hungary and Poland. Meanwhile, stronger oil prices early in the year helped stocks in Russian oil companies, but these gains were reversed when oil prices fell sharply in the second quarter. Both Egyptian and Turkish equities rebounded strongly from weak performance late last year.

In terms of sector performance, materials, energy, and consumer discretionary stocks performed relatively poorly. Alternatively, the health care, information technology, and consumer staples sectors were the strongest performers.

Lazard Retirement U.S. Strategic Equity Portfolio
For the six months ended June 30, 2012, the Lazard Retirement U.S. Strategic Equity Portfolio’s Service Shares posted a total return of 5.18%, as compared with the 9.49% return for the S&P 500® Index.

A lack of exposure to utilities contributed to performance, as the sector was one of the worst performers over the last six months. Stock selection and an underweight position in the energy sector also helped returns. Shares of Marathon Petroleum rose after the company reported earnings which exceeded expectations. During the first six months of this year, the company also nearly completed an $850 million accelerated share buyback, part of a recently announced $2 billion share repurchase program.

In contrast, stock selection in the information technology sector detracted from performance. Although a strong contributor to absolute performance, the Portfolio’s underweight position in Apple relative to the index detracted from relative returns, as the company rose due to strong quarterly earnings. Stock selection and an overweight position in the materials sector also hurt returns. Shares of Newmont Mining, which we exited during the period, declined roughly in line with other gold stocks, which weakened as the U.S. dollar strengthened.

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
For the six months ended June 30, 2012, the Lazard Retire-

ment U.S. Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 6.80%, as compared with the 8.31% return for the Russell 2500® Index.

For the six-month period, stock selection in the consumer discretionary and energy sectors detracted from performance, while stock selection in the financials and industrials sectors helped returns.

Performance in the consumer discretionary sector was hurt by Modine Manufacturing, a manufacturer of heat-transfer and heat-storage technology products for the automotive market. Shares of the company declined after it reduced its full-year earnings target during the period amid slowing sales in Europe. Tempur-Pedic International, a mattress manufacturer, also detracted from returns due to lower-than-anticipated earnings guidance. We exited the position in Tempur-Pedic during the period. Vera Bradley, a producer and retailer of fashion accessories for women, detracted from returns in the sector as well. Investors were skeptical that the company would be able to meet its earnings projections following a weak 2011 earnings announcement.

The main detractor in the energy sector was Rosetta Resources, an oil and gas exploration and production company. Shares of the company declined following a disappointing earnings announcement, which was due mainly to lower oil and natural gas prices. GulfMark Offshore, a provider of marine support services to the energy industry, also hurt returns in the sector after a weaker-than-expected earnings announcement.

Kilroy Realty, an office and industrial property real estate investment trust (“REIT”), outperformed in the financials sector. Investors were optimistic for the company’s growth prospects due to well-timed property acquisitions. Another REIT position, Extra Space Storage, also added to performance in the sector. Shares of Wintrust Financial, a provider of community-based banking services, rose following a much better-than-forecast earnings announcement.

In the industrials sector, Regal-Beloit, a manufacturer of solutions to control motion, torque, and electrical products, added to performance after providing better-than-expected earnings guidance early in the period. Timken, a manufacturer of roller and ball bearings, also added to returns in the sector. Shares of the company rose after it announced

Semi-Annual Report 3

stronger-than-expected earnings and raised its full-year guidance. We exited the position in Timken during the period as it reached our valuation expectations.

Lazard Retirement International Equity Portfolio
For the six months ended June 30, 2012, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 5.79%, as compared with the 2.96% return of the MSCI Europe, Australasia and Far East (EAFE®) Index.

The Portfolio’s outperformance over the last six months was primarily due to stock selection. In the materials sector, stock selection was led by positions in Rexam, James Hardie Industries, and Xstrata. U.K. beverage can producer Rexam performed well as the company reported a robust pricing environment in Europe and faster-than-expected volume growth in the United States. Australian building materials company James Hardie benefited the Portfolio after reporting favorable results, while U.K. mining company Xstrata had a positive impact on performance due to anticipation of a potential merger with Glencore (Xstrata was sold during the period). Stock selection in the information technology sector also benefited the Portfolio, led by a position in Spanish travel information systems provider Amadeus, which performed well due to strong results, including market share gains. Emerging market positioning benefited the Portfolio as Brazilian credit card payment processor Cielo continued to perform well. In addition, South Korean electronics producer Samsung had a positive impact on performance following strong smartphone sales. Stock selection in emerging markets was also additive, led by the aforementioned Cielo and Samsung, as well as a position in South Africa’s Mr. Price Group, which we exited during the period.

In contrast, the Portfolio was negatively affected by stock selection in the consumer discretionary sector as a position in Yamada Denki weighed on returns after strong performance in 2011.We eliminated our position in this stock during the period. Stock selection in the health care sector also detracted from relative returns as Switzerland’s Novartis underperformed, due to increased competition from generics following the company’s loss of patent protection for its high blood pressure drug Diovan. Germany’s Merck also underperformed following a decline in first-quarter profits. Stock selection in the financials sector slightly detracted from relative returns. Positions in Swiss financial services firms Credit Suisse Group and Julius Baer had a negative impact on performance due to renewed concerns over the European debt crisis. We exited positions in both of these stocks during the period. Meanwhile, Brazil’s Banco do Brasil also detracted from relative returns, as the bank underperformed amid concerns over the Brazilian government’s focus on lowering interest rates.

We would also like to note that, during the second quarter of 2012, the Lazard Retirement International Equity Portfolio changed the maximum allocation to emerging market securities from 30% to 15%.

Lazard Retirement Emerging Markets Equity Portfolio
For the six months ended June 30, 2012, the Lazard Retirement Emerging Markets Equity Portfolio’s Service Shares posted a total return of 8.02%, while Investor Shares posted a total return of 8.15%, as compared with the 3.93% return for the EM Index.

Stock selection within Brazil helped performance, as shares of Cielo, a Brazilian credit card processor, re-rated due to better-than-expected fourth-quarter results, as well as Itau’s tender offer to the minority shareholders of Cielo’s competitor, Redecard. Companhia Energetica de Minas Gerais (CEMIG), a Brazilian electric utility, also performed well due to strong results and speculation that the company would negotiate a settlement with Minas Gerais regarding the debt the state owed to the company. Turkiye Is Bankasi, a Turkish bank, rebounded from prior weakness due to reduced concerns over a market regulator’s potential investigation into claims of opposition party influence on Isbank’s policies, and amid positive economic data in Turkey. Additionally, stock selection in the telecom services sector also added to relative returns.

In contrast, stock selection in the energy sector detracted from performance, as shares of YPF, an Argentine energy company, were weak after the government announced its plans to expropriate the company from its majority owner, Repsol. Banco do Brasil, a Brazilian bank, performed poorly amid market concerns that the government would pressure banks to lower domestic interest rates. Shares of HTC, a Taiwanese manufacturer of smartphones, fell due to weak first-quarter results and concerns about new products from competitors.

4 Semi-Annual Report

Lazard Retirement Multi-Asset Targeted Volatility Portfolio
For the period from April 30, 2012 (the Portfolio’s inception) through June 30, 2012, the Lazard Retirement Multi-Asset Targeted Volatility Portfolio’s Service Shares posted a total return of 0.20%, as compared with the -2.18% return of its benchmark, which is a 50/50 blend of the MSCI World® Index and the Barclays Capital Global Aggregate Bond® Index.

The Portfolio’s assets are allocated among various of Lazard Asset Management LLC’s, the Fund’s investment manager (the “Investment Manager”), domestic and foreign equity and fixed-income strategies utilizing qualitative and quantitative analysis. The Investment Manager considers broad economic contexts pertinent to allocation decisions among the strategies.

Changes made to the weighting of these economic contexts during the period reflected a consideration of many factors. These included Eurozone sovereign debt concerns; global macro data readings (particularly of the Purchasing Man-

agers’ Index, a measure of economic activity, in China, the United States, and the Eurozone); and monetary policy in the United States and the emerging markets.

For the period from April 30, 2012 through June 30, 2012, the Portfolio benefited from stock selection in the industrials and consumer discretionary sectors, an overweight position and stock selection in the consumer staples sector, and stock selection in the United States and Japan. Within fixed income, overweight positions in Australia, New Zealand, and the United Kingdom, underweight positions in Italy and Spain, an underweight allocation to financial corporate bonds, and an overweight in sovereign external debt all helped returns. By contrast, stock selection in the health care and telecom services sectors, an underweight exposure to U.S. equities, and an overweight exposure to Canadian equities detracted from performance. Underweight duration in the United States and Europe and an underweight position in Japanese bonds, along with a modest underweight position in yen, also weighed on returns.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by the Investment Manager, State Street Bank and Trust Company, the Fund’s Administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2012; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

Semi-Annual Report 5

Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Lazard Retirement U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns* Periods Ended June 30, 2012

	One Year	Five Years	Ten Years

Service Shares	1.60%	-1.56%	4.22%

S&P 500 Index	5.45%	0.22%	5.33%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

6 Semi-Annual Report

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns* Periods Ended June 30, 2012

	One Year	Five Years	Ten Years

Service Shares	-8.13%	0.48%	5.70%

Russell 2500 Index	-2.29%	1.18%	8.01%

Russell 2000/2500 Linked Index	-2.29%	1.12%	7.31%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

Semi-Annual Report 7

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and MSCI EAFE® Index*

Average Annual Total Returns* Periods Ended June 30, 2012

	One Year	Five Years	Ten Years

Service Shares	-7.82%	-3.67%	4.60%

MSCI EAFE Index	-13.83%	-6.10%	5.14%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

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Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and the EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2012

	Service Shares			Investor Shares
	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

Retirement Emerging Markets Equity Portfolio**	-10.97%	1.40%	15.74%	-10.74%	1.67%	5.80%

EM Index	-15.95%	-0.09%	14.08%	-15.95%	-0.09%	3.90%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

Semi-Annual Report 9

Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2012 through June 30, 2012 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing account value.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

Portfolio	1/1/12	6/30/12	1/1/12 - 6/30/12	1/1/12 - 6/30/12

Retirement U.S. Strategic Equity Portfolio
Service Shares
Actual	$1,000.00	$1,051.80	$5.10	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.89	$5.02	1.00%

Retirement U.S. Small-Mid Cap Equity Portfolio
Service Shares
Actual	$1,000.00	$1,068.00	$5.82	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.23	$5.68	1.13%

Retirement International Equity Portfolio
Service Shares
Actual	$1,000.00	$1,057.90	$5.60	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.42	$5.50	1.10%

Retirement Emerging Markets Equity Portfolio
Service Shares
Actual	$1,000.00	$1,080.20	$7.14	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$6.92	1.38%
Investor Shares
Actual	$1,000.00	$1,081.50	$5.86	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.23	$5.69	1.13%

Retirement Multi-Asset Targeted Volatility Portfolio**
Service Shares
Actual	$1,000.00	$1,002.00	$1.75	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.58	$1.76	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).
**	Retirement Multi-Asset Targeted Volatility Portfolio commenced investment operations on April 30, 2012.

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Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector June 30, 2012 (unaudited)

Sector*	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	15.3%	14.4%	10.3%	6.2%
Consumer Staples	14.8	4.3	10.8	13.7
Energy	9.9	2.9	8.5	5.3
Financials	10.9	21.5	17.9	23.4
Health Care	16.5	9.7	12.9	—
Industrials	9.1	14.7	11.6	7.9
Information Technology	19.0	20.0	7.9	17.6
Materials	3.0	6.8	9.5	10.9
Telecommunication Services	—	—	4.3	12.2
Utilities	—	4.2	1.4	1.3
Short-Term Investments	1.5	1.5	4.9	1.5

Total Investments	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Consumer Discretionary	6.3%
Consumer Staples	8.8
Energy	6.6
Financials	16.9
Health Care	8.5
Industrials	4.8
Information Technology	6.5
Materials	3.4
Telecommunication Services	4.3
Utilities	5.2
Sovereign Debt	23.0
Short-Term Investment	5.7

Total Investments	100.0%

*	Represents percentage of total investments.

Semi-Annual Report 11

Lazard Retirement Series, Inc. Portfolios of Investments June 30, 2012 (unaudited)

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio

Common Stocks | 96.8%

Aerospace & Defense | 3.4%
Raytheon Co.	2,065	$116,858
The Boeing Co.	1,315	97,705

		214,563

Agriculture | 1.2%
The Mosaic Co.	1,380	75,569

Alcohol & Tobacco | 2.1%
Molson Coors Brewing Co., Class B	3,105	129,199

Automotive | 1.4%
Lear Corp.	2,380	89,797

Banking | 2.0%
Wells Fargo & Co.	3,760	125,734

Cable Television | 5.3%
Comcast Corp., Class A	10,510	330,014

Chemicals | 1.4%
E.l. du Pont de Nemours & Co.	1,685	85,210

Commercial Services | 1.0%
Corrections Corp. of America	2,050	60,373

Computer Software | 1.1%
Oracle Corp.	2,425	72,023

Consumer Products | 3.0%
Energizer Holdings, Inc.	1,445	108,736
Newell Rubbermaid, Inc.	4,220	76,551

		185,287

Energy Exploration & Production | 1.7%
Devon Energy Corp.	1,790	103,802

Energy Integrated | 7.8%
Chevron Corp.	1,545	162,998
ConocoPhillips	2,225	124,333
Consol Energy, Inc.	2,840	85,882
Marathon Petroleum Corp.	1,870	84,000
Walter Energy, Inc.	645	28,483

		485,696

Description	Shares	Value

Energy Services | 0.8%
Halliburton Co.	1,835	$52,096

Financial Services | 6.3%
American Express Co.	1,485	86,442
Ameriprise Financial, Inc.	1,775	92,761
Capital One Financial Corp.	890	48,647
Citigroup, Inc.	4,375	119,919
Janus Capital Group, Inc.	5,635	44,066

		391,835

Food & Beverages | 2.6%
Ralcorp Holdings, Inc. (a)	1,030	68,742
Sysco Corp.	3,145	93,753

		162,495

Health Services | 1.0%
Quest Diagnostics, Inc.	1,070	64,093

Insurance | 2.5%
Prudential Financial, Inc.	1,515	73,371
The Travelers Cos., Inc.	1,325	84,588

		157,959

Leisure & Entertainment | 2.0%
Viacom, Inc., Class B	2,640	124,133

Manufacturing | 4.6%
Caterpillar, Inc.	630	53,493
Honeywell International, Inc.	1,520	84,877
Parker Hannifin Corp.	1,090	83,799
Tyco International, Ltd.	1,200	63,420

		285,589

Medical Products | 6.2%
Baxter International, Inc.	2,190	116,399
CareFusion Corp. (a)	3,675	94,374
McKesson Corp.	1,275	119,531
Medtronic, Inc.	1,495	57,901

		388,205

Pharmaceutical & Biotechnology | 9.1%
Amgen, Inc.	825	60,258
Gilead Sciences, Inc. (a)	1,710	87,689
Johnson & Johnson	955	64,520
Merck & Co., Inc.	1,704	71,142
Pfizer, Inc.	12,415	285,545

		569,154

The accompanying notes are an integral part of these financial statements.

12 Semi-Annual Report

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio (concluded)

Retail | 12.7%
American Eagle Outfitters, Inc.	3,200	$63,136
AutoZone, Inc. (a)	202	74,168
CVS Caremark Corp.	4,375	204,444
Lowe’s Cos., Inc.	2,540	72,238
Macy’s, Inc.	1,990	68,356
Wal-Mart Stores, Inc.	4,435	309,208

		791,550

Semiconductors & Components | 3.0%
Intel Corp.	4,120	109,798
Texas Instruments, Inc.	2,800	80,332

		190,130

Technology | 2.7%
eBay, Inc. (a)	1,620	68,056
Google, Inc., Class A (a)	175	101,512

		169,568

Technology Hardware | 11.9%
Apple, Inc.	254	148,336
Cisco Systems, Inc.	14,975	257,121
EMC Corp. (a)	3,725	95,472
International Business Machines Corp.	635	124,193
Lexmark International, Inc., Class A	1,245	33,092
Qualcomm, Inc.	1,490	82,963

		741,177

Total Common Stocks
(Identified cost $5,465,468)		6,045,251

Description	Shares	Value

Preferred Stock | 0.8%

Automotive | 0.8%
Better Place, Inc., Series B
(Identified cost $31,701) (a), (c)	12,681	$51,231

Short-Term Investment | 1.5%
State Street Institutional Treasury
Money Market Fund
(Identified cost $91,770)	91,770	91,770

Total Investments | 99.1%
(Identified cost $5,588,939) (b)		$6,188,252

Cash and Other Assets in
Excess of Liabilities | 0.9%		54,749

Net Assets | 100.0%		$6,243,001

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 13

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Common Stocks | 94.7%

Automotive | 1.7%
Modine Manufacturing Co. (a)	241,370	$1,672,694
Tenneco, Inc. (a)	49,450	1,326,249

		2,998,943

Banking | 7.4%
Associated Banc-Corp	189,800	2,503,462
East West Bancorp, Inc.	111,800	2,622,828
PacWest Bancorp	88,850	2,103,080
Signature Bank (a)	53,000	3,231,410
Wintrust Financial Corp.	73,180	2,597,890

		13,058,670

Chemicals | 1.7%
Cytec Industries, Inc.	32,100	1,882,344
Rockwood Holdings, Inc.	26,530	1,176,606

		3,058,950

Commercial Services | 2.4%
American Reprographics Co. (a)	198,000	995,940
Team, Inc. (a)	54,000	1,683,720
Vantiv, Inc., Class A	62,000	1,443,980

		4,123,640

Computer Software | 6.5%
Autodesk, Inc. (a)	64,700	2,263,853
BMC Software, Inc. (a)	58,300	2,488,244
Compuware Corp. (a)	243,100	2,258,399
j2 Global, Inc.	78,300	2,068,686
Red Hat, Inc. (a)	40,850	2,307,208

		11,386,390

Construction & Engineering | 2.5%
MasTec, Inc. (a)	131,600	1,979,264
Quanta Services, Inc. (a)	99,800	2,402,186

		4,381,450

Consumer Products | 5.8%
Central Garden & Pet Co., Class A (a)	274,362	2,987,802
Energizer Holdings, Inc.	30,700	2,310,175
Matthews International Corp., Class A	54,180	1,760,308
Newell Rubbermaid, Inc.	107,300	1,946,422
The Middleby Corp. (a)	12,600	1,255,086

		10,259,793

Diversified | 1.1%
SPX Corp.	29,800	1,946,536

Description	Shares	Value

Energy Exploration & Production | 0.9%
Bill Barrett Corp. (a)	1,470	$31,487
Rosetta Resources, Inc. (a)	43,700	1,601,168

		1,632,655

Energy Integrated | 0.7%
Walter Energy, Inc.	27,600	1,218,816

Energy Services | 1.9%
GulfMark Offshore, Inc., Class A (a)	29,700	1,010,988
Rowan Cos. PLC (a)	71,700	2,318,061

		3,329,049

Food & Beverages | 1.1%
Ralcorp Holdings, Inc. (a)	29,800	1,988,852

Forest & Paper Products | 2.1%
Rock-Tenn Co., Class A	25,600	1,396,480
Schweitzer-Mauduit International, Inc.	33,200	2,262,248

		3,658,728

Gas Utilities | 2.9%
New Jersey Resources Corp.	62,300	2,716,903
Northwest Natural Gas Co.	51,300	2,441,880

		5,158,783

Health Services | 2.2%
AMERIGROUP Corp. (a)	14,500	955,695
VCA Antech, Inc. (a)	131,200	2,883,776

		3,839,471

Housing | 0.7%
Owens Corning, Inc. (a)	44,200	1,261,468

Insurance | 3.1%
Arch Capital Group, Ltd. (a)	67,000	2,659,230
Validus Holdings, Ltd.	86,800	2,780,204

		5,439,434

Leisure & Entertainment | 2.5%
Bally Technologies, Inc. (a)	43,000	2,006,380
Texas Roadhouse, Inc.	130,610	2,407,142

		4,413,522

Manufacturing | 7.9%
BE Aerospace, Inc. (a)	56,200	2,453,692
Carpenter Technology Corp.	44,600	2,133,664
FLIR Systems, Inc.	122,540	2,389,530
Harsco Corp.	86,300	1,758,794
Regal-Beloit Corp.	43,750	2,723,875
TriMas Corp. (a)	124,700	2,506,470

		13,966,025

The accompanying notes are an integral part of these financial statements.

14 Semi-Annual Report

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (concluded)

Medical Products | 4.4%
CareFusion Corp. (a)	89,400	$2,295,792
Haemonetics Corp. (a)	43,340	3,211,927
Henry Schein, Inc. (a)	28,200	2,213,418

		7,721,137

Metals & Mining | 0.9%
US Silica Holdings, Inc.	141,900	1,597,794

Pharmaceutical & Biotechnology | 2.9%
Medicis Pharmaceutical Corp., Class A	86,300	2,947,145
Vertex Pharmaceuticals, Inc. (a)	37,635	2,104,549

		5,051,694

Real Estate | 10.4%
CBRE Group, Inc., Class A (a)	156,900	2,566,884
Essex Property Trust, Inc. REIT	19,100	2,939,872
Extra Space Storage, Inc. REIT	104,200	3,188,520
Kilroy Realty Corp. REIT	43,450	2,103,415
LaSalle Hotel Properties REIT	50,700	1,477,398
PS Business Parks, Inc. REIT	45,100	3,054,172
The Macerich Co. REIT	51,322	3,030,564

		18,360,825

Retail | 6.8%
American Eagle Outfitters, Inc.	129,020	2,545,565
ANN, Inc. (a)	106,000	2,701,940
Brown Shoe Co., Inc.	204,500	2,640,095
Iconix Brand Group, Inc. (a)	137,820	2,407,715
Vera Bradley, Inc. (a)	82,000	1,728,560

		12,023,875

Semiconductors & Components | 4.2%
Microsemi Corp. (a)	94,500	1,747,305
ON Semiconductor Corp. (a)	356,600	2,531,860
Xilinx, Inc.	93,000	3,122,010

		7,401,175

Technology | 2.8%
NetScout Systems, Inc. (a)	141,200	3,048,508
SS&C Technologies Holdings, Inc. (a)	74,600	1,865,000

		4,913,508

Description	Shares	Value

Technology Hardware | 2.7%
Lexmark International, Inc., Class A	57,400	$1,525,692
NCR Corp. (a)	85,800	1,950,234
Polycom, Inc. (a)	116,200	1,222,424

		4,698,350

Transportation | 3.4%
Alaska Air Group, Inc. (a)	54,800	1,967,320
Echo Global Logistics, Inc. (a)	97,560	1,859,494
Hub Group, Inc., Class A (a)	57,900	2,095,980

		5,922,794

Water | 1.1%
California Water Service Group	107,200	1,979,984

Total Common Stocks
(Identified cost $157,731,023)		166,792,311

Preferred Stock | 0.8%

Automotive | 0.8%
Better Place, Inc., Series B
(Identified cost $864,900) (a), (c)	345,960	1,397,678

Short-Term Investment | 1.4%
State Street Institutional Treasury
Money Market Fund
(Identified cost $2,533,414)	2,533,414	2,533,414

Total Investments | 96.9%
(Identified cost $161,129,337) (b)		$170,723,403

Cash and Other Assets in
Excess of Liabilities | 3.1%		5,541,791

Net Assets | 100.0%		$176,265,194

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 15

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 95.0%

Australia | 6.3%
James Hardie Industries SE	1,014,750	$8,311,595
Orica, Ltd.	273,476	6,960,794
QBE Insurance Group, Ltd.	343,560	4,736,722
Telstra Corp., Ltd.	3,656,500	13,855,813

		33,864,924

Belgium | 3.5%
Anheuser-Busch InBev NV	245,050	19,050,858

Brazil | 1.8%
Banco do Brasil SA	434,442	4,224,373
Cielo SA	185,727	5,463,157

		9,687,530

Canada | 2.3%
Potash Corp. of Saskatchewan, Inc.	176,870	7,730,788
Rogers Communications, Inc., Class B	132,400	4,800,004

		12,530,792

China | 0.7%
Weichai Power Co., Ltd., Class H	901,000	3,603,461

Denmark | 1.1%
AP Moeller - Maersk A/S Class B	882	5,804,327

Finland | 1.2%
Sampo Oyj, A Shares	246,770	6,414,695

France | 10.8%
AXA SA	366,919	4,910,920
BNP Paribas SA	204,890	7,909,528
Cie Generale de Geophysique - Veritas (a)	183,720	4,746,910
Danone SA	69,970	4,343,902
Sanofi SA	201,280	15,263,274
Technip SA	52,700	5,499,509
Total SA	197,272	8,902,715
Valeo SA	167,300	6,932,021

		58,508,779

Description	Shares	Value

Germany | 8.3%
Bayer AG	148,725	$10,724,355
Bayerische Motoren Werke AG	62,060	4,496,737
Merck KGaA	100,000	9,979,184
RWE AG	189,098	7,730,122
SAP AG	141,090	8,331,860
ThyssenKrupp AG	230,044	3,747,719

		45,009,977

Indonesia | 0.9%
PT Bank Mandiri (Persero) Tbk ADR	595,800	4,694,904

Ireland | 0.8%
Ryanair Holdings PLC Sponsored ADR (a)	140,772	4,279,469

Italy | 0.8%
Atlantia SpA	359,349	4,589,665

Japan | 13.9%
Asics Corp.	447,360	5,683,925
Canon, Inc.	183,100	7,331,830
Daito Trust Construction Co., Ltd.	104,900	9,950,939
Don Quijote Co., Ltd.	247,800	8,525,090
Fanuc Corp.	28,200	4,633,182
JS Group Corp.	430,500	9,107,425
Komatsu, Ltd.	310,000	7,430,069
Mitsubishi Corp.	273,600	5,524,968
Sumitomo Mitsui Financial Group, Inc.	350,300	11,556,002
Yahoo Japan Corp.	16,366	5,296,480

		75,039,910

Mexico | 0.2%
Genomma Lab Internacional SAB de CV (a)	495,600	981,503

Netherlands | 1.6%
ING Groep NV (a)	1,277,886	8,621,675

New Zealand | 0.8%
Telecom Corp. of New Zealand, Ltd.	2,300,900	4,418,473

Russia | 1.5%
Sberbank of Russia (d)	2,978,280	7,944,532

The accompanying notes are an integral part of these financial statements.

16 Semi-Annual Report

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

South Korea | 2.9%
Duksan Hi-Metal Co., Ltd. (a)	117,260	$2,526,418
Hyundai Mobis	27,363	6,623,906
Samsung Electronics Co., Ltd. GDR	11,484	6,162,275

		15,312,599

Spain | 2.5%
Amadeus IT Holding SA, A Shares	367,800	7,788,936
Mediaset Espana Comunicacion SA	1,157,033	5,634,876

		13,423,812

Sweden | 3.9%
Assa Abloy AB, Class B	262,600	7,343,075
Sandvik AB	565,370	7,278,714
Swedbank AB, A Shares	390,140	6,169,564

		20,791,353

Switzerland | 3.5%
Novartis AG	343,650	19,168,778

Turkey | 0.5%
Koc Holding AS	744,135	2,843,173

United Kingdom | 25.2%
BG Group PLC	304,500	6,232,455
BHP Billiton PLC	414,020	11,822,940
British American Tobacco PLC	240,140	12,222,724
British Sky Broadcasting Group PLC	673,250	7,347,896
GlaxoSmithKline PLC	588,810	13,351,766
Informa PLC	1,723,897	10,308,046
Petrofac, Ltd.	202,690	4,431,129
Prudential PLC	863,600	10,006,001
Rexam PLC	1,931,860	12,780,178
Royal Dutch Shell PLC, A Shares	474,590	15,987,165
Standard Chartered PLC	423,020	9,222,192
Unilever PLC	490,300	16,478,576
Wm Morrison Supermarkets PLC	1,452,000	6,059,933

		136,251,001

Total Common Stocks
(Identified cost $493,349,652)		512,836,190

Description	Shares	Value

Short-Term Investment | 4.9%
State Street Institutional Treasury Money Market Fund (Identified cost $26,483,638)	26,483,638	$26,483,638

Total Investments | 99.9%
(Identified cost $519,833,290) (b)		$539,319,828

Cash and Other Assets in
Excess of Liabilities | 0.1%		647,250

Net Assets | 100.0%		$539,967,078

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 17

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 95.9%

Argentina | 0.5%
YPF Sociedad Anonima Sponsored ADR	343,334	$4,240,175

Brazil | 16.3%
Banco do Brasil SA	2,496,266	24,272,878
CCR SA	1,196,600	9,728,891
Cielo SA	1,012,184	29,773,378
Companhia Siderurgica Nacional SA
Sponsored ADR	1,247,600	7,073,892
Natura Cosmeticos SA	621,700	14,548,120
Redecard SA	1,816,257	29,705,772
Souza Cruz SA	786,855	11,549,159
Vale SA Sponsored ADR	1,167,200	23,168,920

		149,821,010

Canada | 0.7%
First Quantum Minerals, Ltd.	366,000	6,470,877

China | 3.9%
China Construction Bank Corp., Class H	28,416,390	19,592,359
CNOOC, Ltd.	984,000	1,985,013
NetEase, Inc. Sponsored ADR (a)	146,700	8,633,295
Weichai Power Co., Ltd., Class H	1,467,000	5,867,122

		36,077,789

Colombia | 0.0%
Pacific Rubiales Energy Corp.	16,300	345,180

Egypt | 2.4%
Commercial International Bank Egypt SAE	2,174,236	9,329,524
Eastern Tobacco SAE	141,615	1,869,968
Orascom Construction Industries	270,489	11,295,488

		22,494,980

France | 0.8%
CFAO SA	155,159	7,352,492

Hong Kong | 2.5%
China Mobile, Ltd. Sponsored ADR	289,449	15,824,177
Huabao International Holdings, Ltd.	14,076,000	6,928,382

		22,752,559

Description	Shares	Value

Hungary | 1.3%
OTP Bank PLC	731,892	$11,644,285

India | 5.4%
Bank of India	1,036,981	6,482,299
Bharat Heavy Electricals, Ltd.	2,109,929	8,839,060
Infosys, Ltd. Sponsored ADR	101,200	4,560,072
Jindal Steel & Power, Ltd.	881,617	7,447,947
Punjab National Bank, Ltd.	869,140	12,682,587
Tata Consultancy Services, Ltd.	421,888	9,708,862

		49,720,827

Indonesia | 5.9%
PT Bank Mandiri (Persero) Tbk	17,726,429	13,721,197
PT Perusahaan Gas Negara (Persero) Tbk	9,845,500	3,718,929
PT Semen Gresik (Persero) Tbk	5,368,400	6,483,689
PT Tambang Batubara Bukit Asam Tbk	2,230,500	3,524,484
PT Telekomunikasi Indonesia (Persero)
Tbk Sponsored ADR	592,700	20,643,741
PT United Tractors Tbk	2,779,040	6,397,784

		54,489,824

Malaysia | 0.8%
British American Tobacco Malaysia Berhad	392,100	6,941,174

Mexico | 5.0%
America Movil SAB de CV ADR, Series L	539,200	14,051,552
Desarrolladora Homex SAB de CV ADR (a)	2,790	42,966
Grupo Mexico SAB de CV, Series B	5,467,497	16,251,209
Grupo Televisa SA Sponsored ADR	429,600	9,227,808
Kimberly-Clark de Mexico SAB de CV, Series A	3,357,300	6,576,329

		46,149,864

Pakistan | 1.2%
Oil & Gas Development Co., Ltd.	3,098,500	5,269,624
Pakistan Petroleum, Ltd.	3,042,868	6,036,159

		11,305,783

Philippines | 2.2%
Philippine Long Distance Telephone Co. Sponsored ADR	322,000	20,479,200

The accompanying notes are an integral part of these financial statements.

18 Semi-Annual Report

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Russia | 8.5%
Gazprom OAO Sponsored ADR	1,059,597	$10,030,268
Lukoil OAO Sponsored ADR	125,778	7,031,211
Magnit OJSC Sponsored GDR (d), (e)	263,675	7,931,344
Mobile TeleSystems OJSC Sponsored ADR	977,100	16,806,120
Oriflame Cosmetics SA SDR	164,685	5,511,220
Sberbank of Russia (d)	6,179,665	16,484,195
TNK-BP Holding (d)	2,329,808	5,383,133
Uralkali OJSC Sponsored GDR	223,319	8,615,425

		77,792,916

South Africa | 11.8%
Bidvest Group, Ltd.	618,860	13,829,071
Massmart Holdings, Ltd.	110,885	2,295,997
Murray & Roberts Holdings, Ltd. (a)	2,213,631	6,692,333
Nedbank Group, Ltd.	465,551	9,925,419
Pretoria Portland Cement Co., Ltd.	2,027,975	6,656,573
Sanlam, Ltd.	1,970,636	8,644,775
Shoprite Holdings, Ltd.	1,068,145	19,736,165
Standard Bank Group, Ltd.	580,130	7,870,168
Tiger Brands, Ltd.	292,639	8,790,289
Truworths International, Ltd.	1,122,629	12,312,641
Vodacom Group, Ltd.	615,154	7,013,963
Woolworths Holdings, Ltd.	668,848	4,119,949

		107,887,343

South Korea | 13.8%
Hite Jinro Co., Ltd.	106,147	2,008,224
Hyundai Mobis	55,774	13,501,507
KB Financial Group, Inc.	380,240	12,385,043
Korea Life Insurance Co., Ltd.	1,960,642	11,015,594
KT&G Corp.	284,845	20,202,569
NHN Corp.	61,503	13,487,661
Samsung Electronics Co., Ltd.	22,295	23,637,670
Shinhan Financial Group Co., Ltd.	601,491	20,934,756
Woongjin Coway Co., Ltd.	311,716	9,715,038

		126,888,062

Taiwan | 4.5%
Hon Hai Precision Industry Co., Ltd.	2,731,154	8,235,388
HTC Corp.	784,404	10,313,549
MediaTek, Inc.	721,675	6,687,967
Taiwan Semiconductor Manufacturing Co., Ltd.	5,807,642	15,896,297

		41,133,201

Description	Shares	Value

Thailand | 2.2%
Banpu Public Co. Ltd.	117,350	$1,640,535
CP All Public Co. Ltd. (d)	5,826,400	6,512,507
PTT Exploration & Production Public Co. Ltd. (d)	607,300	3,212,418
The Siam Cement Public Co. Ltd.	748,400	8,562,189

		19,927,649

Turkey | 6.0%
Akbank TAS	2,672,908	9,814,264
Koc Holding AS	2,594,115	9,911,532
Turkcell Iletisim Hizmetleri AS (a)	3,223,077	16,286,966
Turkiye Is Bankasi AS, C Shares	6,996,751	18,656,197

		54,668,959

United Kingdom | 0.2%
Anglo American PLC	56,180	1,876,463

Total Common Stocks
(Identified cost $908,978,737)		880,460,612

Preferred Stocks | 2.0%

Brazil | 2.0%
CEMIG SA Sponsored ADR	423,837	7,807,078
Companhia de Bebidas das Americas SA Sponsored ADR	277,000	10,617,410

Total Preferred Stocks
(Identified cost $13,589,007)		18,424,488

Short-Term Investment | 1.5%
State Street Institutional Treasury Money Market Fund (Identified cost $13,575,418)	13,575,418	13,575,418

Total Investments | 99.4%
(Identified cost $936,143,162) (b)		$912,460,518

Cash and Other Assets in
Excess of Liabilities | 0.6%		5,684,622

Net Assets | 100.0%		$918,145,140

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 19

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Common Stocks | 51.8%

Australia | 3.2%
AGL Energy, Ltd.	490	$7,431
Amcor, Ltd.	1,164	8,483
BHP Billiton, Ltd.	617	20,112
BHP Billiton, Ltd. Sponsored ADR	410	26,773
carsales.com, Ltd.	885	5,468
Coca-Cola Amatil, Ltd.	804	11,043
Commonwealth Property Office Fund REIT	22,884	23,860
CSL, Ltd.	509	20,644
Spark Infrastructure Group	5,256	8,217
Telstra Corp., Ltd.	8,693	32,941
Telstra Corp., Ltd. ADR	2,195	41,376
Westfield Group REIT	714	6,956
Woolworths, Ltd.	1,015	27,917

		241,221

Belgium | 0.9%
Anheuser-Busch InBev NV Sponsored ADR	815	64,915

Bermuda | 0.3%
Everest Re Group, Ltd.	93	9,625
RenaissanceRe Holdings, Ltd.	208	15,810

		25,435

Canada | 2.5%
Alimentation Couche-Tard, Inc., Class B	81	3,537
ATCO, Ltd., Class I	155	11,004
Barrick Gold Corp.	559	21,056
Canadian National Railway Co.	393	33,236
Imperial Oil, Ltd.	445	18,616
Intact Financial Corp.	91	5,666
Loblaw Cos., Ltd.	233	7,415
National Bank of Canada	180	12,866
Potash Corp. of Saskatchewan, Inc.	425	18,568
Rogers Communications, Inc., Class B	614	22,260
SEMAFO, Inc.	787	3,610
Tim Hortons, Inc.	572	30,153
Vermilion Energy, Inc.	4	181

		188,168

Denmark | 1.0%
Coloplast A/S, Class B	176	31,633
Novo Nordisk A/S, Class B	223	32,262
Topdanmark A/S (a)	71	12,164

		76,059

Description	Shares	Value

Finland | 0.3%
Kone Oyj, Class B	114	$6,903
Orion Oyj, Class B	272	5,160
Sampo Oyj, A Shares ADR	1,075	13,911

		25,974

France | 1.6%
Cie Generale de Geophysique - Veritas
Sponsored ADR (a)	600	15,510
Danone SA Sponsored ADR	1,035	12,813
LVMH Moet Hennessy Louis Vuitton SA ADR	595	17,993
Technip SA ADR	595	15,500
Total SA	686	30,958
Valeo SA Sponsored ADR	1,185	24,411

		117,185

Germany | 1.4%
Bayerische Motoren Werke AG ADR	375	8,970
Hannover Rueckversicherung AG	118	7,007
Kabel Deutschland Holding AG (a)	95	5,912
Muenchener Rueckversicherungs AG	181	25,537
RWE AG	198	8,094
SAP AG	122	7,204
SAP AG Sponsored ADR	480	28,493
Sky Deutschland AG ADR (a)	2,840	10,423
Suedzucker AG	173	6,120

		107,760

Hong Kong | 0.7%
CLP Holdings, Ltd.	2,000	16,998
Power Assets Holdings, Ltd.	2,000	15,004
The Link REIT	5,000	20,410

		52,412

Ireland | 0.2%
Experian PLC Sponsored ADR	930	13,150

Israel | 0.3%
Teva Pharmaceutical Industries, Ltd.,
Sponsored ADR	615	24,256

Italy | 0.5%
Enel SpA	1,452	4,686
Eni SpA	1,284	27,402
Terna SpA	2,328	8,388

		40,476

The accompanying notes are an integral part of these financial statements.

20 Semi-Annual Report

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Japan | 9.0%
Ajinomoto Co., Inc.	1,000	$13,902
Alfresa Holdings Corp.	200	10,601
All Nippon Airways Co., Ltd.	7,000	19,852
Aozora Bank, Ltd.	2,000	4,774
Asahi Kasei Corp.	1,000	5,425
Astellas Pharma, Inc.	200	8,736
Avex Group Holdings, Inc.	400	5,927
Central Japan Railway Co.	1	7,903
Cosmos Pharmaceutical Corp.	100	6,636
Daito Trust Construction Co., Ltd.	300	28,458
Daito Trust Construction Co., Ltd. ADR	1,230	29,163
DCM Holdings Co., Ltd.	900	6,372
East Japan Railway Co.	400	25,114
Electric Power Development Co., Ltd.	200	5,245
Hogy Medical Co., Ltd.	200	9,137
Hokuriku Electric Power Co.	200	3,113
Kaken Pharmaceutical Co., Ltd.	1,000	14,003
Kao Corp.	500	13,790
KDDI Corp.	2	12,901
Keisei Electric Railway Co., Ltd.	1,000	8,444
LIXIL Group Corp. ADR	485	20,690
Marubeni Corp.	1,000	6,656
Medipal Holdings Corp.	1,700	24,054
Mitsubishi Estate Co, Ltd. ADR	2,245	40,253
Nippon Shinyaku Co., Ltd.	1,000	12,554
Nippon Telegraph & Telephone Corp.	400	18,585
Nitori Holdings Co., Ltd.	200	18,938
NTT DoCoMo, Inc.	14	23,299
Osaka Gas Co., Ltd.	8,000	33,533
Otsuka Holdings Co., Ltd.	1,100	33,704
Sawai Pharmaceutical Co., Ltd.	100	10,773
Shikoku Electric Power Co., Inc.	200	4,247
SKY Perfect JSAT Holdings, Inc.	15	6,764
Sugi Holdings Co., Ltd.	200	6,569
Sumitomo Mitsui Financial Group, Inc. Sponsored ADR	7,525	49,966
The Bank of Yokohama, Ltd.	2,000	9,446
The Chugoku Bank, Ltd.	1,000	13,030
The Gunma Bank, Ltd.	2,000	9,461
Toho Gas Co., Ltd.	2,000	12,421
Tokyo Gas Co., Ltd.	6,000	30,642
Tsumura & Co.	300	7,938
West Japan Railway Co.	800	32,951
Zensho Holdings Co., Ltd.	700	8,754

		674,724

Description	Shares	Value

Netherlands | 0.7%
Koninklijke Ahold NV	1,743	$21,598
Koninklijke KPN NV	470	4,500
Unilever NV	816	27,312

		53,410

New Zealand | 0.2%
Chorus, Ltd. (a)	2,344	5,928
Telecom Corp. of New Zealand, Ltd.	3,280	6,298

		12,226

Norway | 0.3%
Statoil ASA	1,049	25,084

Singapore | 0.1%
Singapore Airlines, Ltd.	1,000	8,221

Spain | 0.5%
Corporacion Financiera Alba SA	150	5,032
Enagas SA	250	4,562
Red Electrica Corporacion SA	168	7,327
Viscofan SA	427	18,387

		35,308

Sweden | 0.5%
Assa Abloy AB ADR	1,235	17,166
Hennes & Mauritz AB, B Shares	469	16,862

		34,028

Switzerland | 0.7%
Nestle SA	349	20,818
Roche Holding AG	193	33,317

		54,135

United Kingdom | 5.0%
ARM Holdings PLC	614	4,890
AstraZeneca PLC	133	5,945
BG Group PLC Sponsored ADR	710	14,583
British American Tobacco PLC	670	34,102
British American Tobacco PLC Sponsored ADR	275	28,083
British Sky Broadcasting Group PLC	580	6,330
BT Group PLC	2,214	7,339
Centrica PLC	4,336	21,616
Diageo PLC	745	19,165
GlaxoSmithKline PLC	1,387	31,451
Intertek Group PLC ADR	265	11,037
J Sainsbury PLC	1,154	5,466
National Grid PLC	798	8,447
Next PLC	194	9,728
Petrofac, Ltd. ADR	1,135	12,372
Provident Financial PLC	455	8,672

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 21

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

United Kingdom (continued)
Prudential PLC ADR	730	$16,936
Rexam PLC Sponsored ADR	650	21,391
Shire PLC	584	16,785
Smith & Nephew PLC	674	6,747
Tullow Oil PLC ADR	1,615	18,427
Unilever PLC	212	7,125
Unilever PLC Sponsored ADR	495	16,696
Vodafone Group PLC Sponsored ADR	725	20,430
Wm Morrison Supermarkets PLC	5,173	21,590

		375,353

United States | 21.9%
3M Co.	147	13,171
Abbott Laboratories	492	31,719
American Express Co.	630	36,672
Amgen, Inc.	455	33,233
Apple, Inc.	144	84,096
AutoZone, Inc. (a)	123	45,162
Baxter International, Inc.	406	21,579
Bristol-Myers Squibb Co.	388	13,949
Campbell Soup Co.	155	5,174
Caterpillar, Inc.	165	14,010
CBOE Holdings, Inc.	196	5,425
Celgene Corp. (a)	148	9,496
Chevron Corp.	518	54,649
Cisco Systems, Inc.	3,100	53,227
Citigroup, Inc.	1,690	46,323
Colgate-Palmolive Co.	70	7,287
Comcast Corp., Class A	940	29,516
CVS Caremark Corp.	915	42,758
CYS Investments, Inc. REIT	531	7,312
Devon Energy Corp.	280	16,237
DIRECTV, Class A (a)	285	13,914
Dollar Tree, Inc. (a)	266	14,311
Eli Lilly & Co.	261	11,200
EMC Corp. (a)	1,075	27,552
Energizer Holdings, Inc.	240	18,060
Exxon Mobil Corp.	387	33,116
F5 Networks, Inc. (a)	80	7,965

Description	Shares	Value

Family Dollar Stores, Inc.	112	$7,446
General Mills, Inc.	359	13,836
Google, Inc., Class A (a)	45	26,103
Halliburton Co.	840	23,848
Honeywell International, Inc.	785	43,834
Intel Corp.	2,314	61,668
International Business Machines Corp.	185	36,182
Intuit, Inc.	180	10,683
JB Hunt Transport Services, Inc.	148	8,821
Johnson & Johnson	388	26,213
Kellogg Co.	433	21,360
Kimberly-Clark Corp.	276	23,121
Lockheed Martin Corp.	104	9,056
MasterCard, Inc., Class A	62	26,667
McDonald’s Corp.	248	21,955
McKesson Corp.	470	44,062
Microsoft Corp.	218	6,669
Oracle Corp.	1,311	38,937
Pfizer, Inc.	2,008	46,184
Qualcomm, Inc.	410	22,829
Raytheon Co.	352	19,920
Ross Stores, Inc.	695	43,417
Schlumberger, Ltd.	235	15,254
Sturm Ruger & Co., Inc.	137	5,501
Sysco Corp.	930	27,723
The Boeing Co.	535	39,750
The Clorox Co.	248	17,970
The Hershey Co.	227	16,351
The Kroger Co.	342	7,931
The Sherwin-Williams Co.	124	16,411
The TJX Cos., Inc.	530	22,753
United Technologies Corp.	240	18,127
UnitedHealth Group, Inc.	350	20,475
Vertex Pharmaceuticals, Inc. (a)	265	14,819
Viacom, Inc., Class B	615	28,917
Visa, Inc., A Shares	97	11,992
Wal-Mart Stores, Inc.	1,106	77,110
Xcel Energy, Inc.	315	8,949
Yum! Brands, Inc.	284	18,295

		1,648,252

Total Common Stocks (Identified cost $3,789,334)		3,897,752

The accompanying notes are an integral part of these financial statements.

22 Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Corporate Bonds | 11.8%

Australia | 0.4%
Telstra Corp., Ltd., 6.250%, 04/15/15	AUD	30	$32,186

Brazil | 0.6%
Petrobras International Finance Co., 6.125%, 10/06/16	USD	40	44,735

Canada | 0.8%
Canadian Natural Resources, Ltd., 4.500%, 01/23/13	CAD	20	19,954
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	15	16,334
Suncor Energy, Inc., 6.100%, 06/01/18	CAD	20	23,687

			59,975

France | 0.9%
Electricite de France SA, 5.000%, 02/05/18	EUR	50	72,226

Netherlands | 0.4%
RWE Finance BV, 5.000%, 02/10/15	EUR	20	27,728

Norway | 1.5%
Statoil ASA, 6.875%, 03/11/31	GBP	50	112,062

Singapore | 2.2%
Temasek Financial I, Ltd., 4.500%, 09/21/15	USD	150	164,732

Sweden | 1.4%
Kommuninvest I Sverige AB, 2.750%, 08/12/15	SEK	400	59,322
Svensk Exportkredit AB, 7.625%, 06/30/14	NZD	50	43,000

			102,322

United Kingdom | 1.1%
National Grid PLC, 6.125%, 04/15/14	GBP	50	84,216

Description	Security Currency	Principal Amount (000)	Value

United States | 2.5%
Credit Suisse USA, Inc., 4.875%, 01/15/15	USD	30	$32,189
General Electric Capital Corp., 5.500%, 02/01/17	NZD	35	29,227
Goldman Sachs Group, Inc., 6.250%, 09/01/17	USD	20	21,745
JPMorgan Chase & Co., 3.875%, 09/23/20	EUR	50	67,210
McDonald’s Corp., 1.875%, 05/29/19	USD	5	4,989
Microsoft Corp., 5.200%, 06/01/39	USD	25	31,074

			186,434

Total Corporate Bonds (Identified cost $898,006)			886,616

Foreign Government Obligations | 19.5%

Australia | 2.6%
New South Wales Treasury Corp., 5.000%, 02/25/39	AUD	50	99,591
Queensland Treasury Corp., 6.250%, 02/21/20	AUD	60	68,905
Treasury Corp. of Victoria, 4.750%, 10/15/14	AUD	30	31,832

			200,328

Austria | 0.4%
Republic of Austria, 3.900%, 07/15/20	EUR	20	28,475

Bahamas | 1.5%
Commonwealth of the Bahamas, 6.950%, 11/20/29	USD	100	116,000

Brazil | 0.5%
Federal Republic of Brazil, 11.000%, 06/26/17	EUR	20	35,542

Canada | 2.6%
Export Development Canada, 5.100%, 06/02/14	CAD	40	42,198
Province of Alberta, 4.000%, 12/01/19	CAD	40	44,203
Province of British Columbia, 3.700%, 12/18/20	CAD	30	32,323
Province of Ontario, 6.250%, 06/16/15	NZD	90	77,203

			195,927

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 23

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Czech Republic | 1.1%
Czech Republic:
4.500%, 11/05/14	EUR	20	$27,188
5.000%, 06/11/18	EUR	38	55,422

			82,610

Denmark | 0.6%
Kommunekredit, 4.000%, 01/01/16	DKK	230	43,347

Finland | 0.4%
Finnish Government Bond, 3.875%, 09/15/17	EUR	20	28,734

France | 1.2%
Government of France:
4.250%, 10/25/23	EUR	40	57,393
5.500%, 04/25/29	EUR	20	32,121

			89,514

Mexico | 1.9%
Mexican Bonos, 9.500%, 12/18/14	MXN	1,000	83,251
United Mexican States:
4.250%, 06/16/15	EUR	10	13,667
6.750%, 02/06/24	GBP	25	44,929

			141,847

Netherlands | 0.8%
Netherlands Government Bond, 3.750%, 01/15/23	EUR	40	58,047

Peru | 0.5%
Republic of Peru, 7.500%, 10/14/14	EUR	25	35,663

Poland | 2.3%
Poland Government Bonds:
5.250%, 10/25/17	PLN	275	84,333
5.750%, 09/23/22	PLN	200	62,611
Republic of Poland, 6.375%, 07/15/19	USD	25	29,446

			176,390

Qatar | 1.5%
State of Qatar, 5.250%, 01/20/20	USD	100	115,300

Description	Security Currency	Principal Amount (000)	Value

Slovenia | 0.4%
Republika Slovenija, 4.125%, 01/26/20	EUR	25	$27,958

South Africa | 1.2%
Republic of South Africa:
8.250%, 09/15/17	ZAR	235	30,816
6.250%, 03/31/36	ZAR	640	59,867

			90,683

Total Foreign Government Obligations (Identified cost $1,486,618)			1,466,365

Quasi Government Bonds | 4.8%

Canada | 1.1%
Ontario Electricity Financial Corp., 10.125%, 10/15/21	CAD	50	78,855

Germany | 2.3%
KfW:
4.000%, 12/15/14	NOK	550	96,361
2.875%, 10/12/16	NOK	300	51,141
3.375%, 01/18/21	EUR	20	28,373

			175,875

Malaysia | 1.4%
1Malaysia Sukuk Global Berhad, 3.928%, 06/04/15 (f)	USD	100	105,683

Total Quasi Government Bonds (Identified cost $361,057)			360,413

Supranationals | 2.6%

Brazil | 0.1%
Inter-American Development Bank, 6.000%, 12/15/17	NZD	10	8,895

Philippines | 0.6%
Asian Development Bank, 3.375%, 05/20/14	NOK	250	43,181

United States | 1.1%
International Bank for Reconstruction & Development, 2.300%, 02/26/13	KRW	100,000	86,697

The accompanying notes are an integral part of these financial statements.

24 Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Venezuela | 0.8%
Corporacion Andina de Fomento, 3.750%, 01/15/16	USD	55	$57,158

Total Supranationals (Identified cost $195,747)			195,931

Description	Shares	Value

Short-Term Investment | 5.5%
State Street Institutional Treasury Money Market Fund (Identified cost $414,932)	414,932	$414,932

Total Investments | 96.0% (Identified cost $7,145,694) (b)		$7,222,009

Cash and Other Assets in Excess of Liabilities | 4.0%		298,705

Net Assets | 100.0%		$7,520,714

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 25

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Forward Currency Contracts open at June 30, 2012:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AUD	SSB	08/16/12	11,180	$11,000	$11,395	$395	$—
AUD	SSB	08/16/12	29,770	29,884	30,344	460	—
AUD	SSB	08/16/12	33,671	33,591	34,320	729	—
CAD	SSB	08/16/12	35,689	35,533	35,020	—	513
CHF	SSB	08/16/12	28,050	30,302	29,584	—	718
DKK	SSB	08/16/12	784,641	136,842	133,717	—	3,125
EUR	CIT	08/16/12	22,511	27,933	28,499	566	—
GBP	SSB	08/16/12	19,320	30,000	30,255	255	—
ILS	SSB	07/11/12	23,423	5,995	5,988	—	7
JPY	HSB	08/16/12	397,575	5,000	4,977	—	23
JPY	HSB	08/16/12	2,217,740	28,000	27,761	—	239
JPY	SSB	08/16/12	42,676,950	536,022	534,223	—	1,799
MYR	CIT	09/10/12	63,454	20,000	19,897	—	103
NZD	SSB	08/16/12	36,265	27,297	28,944	1,647	—
PLN	HSB	08/16/12	102,369	30,000	30,562	562	—
SEK	SSB	07/11/12	73,543	10,635	10,628	—	7
SGD	SSB	07/11/12	512	404	404	—	—
SGD	SSB	08/16/12	45,726	36,599	36,098	—	501

Total Forward Currency Purchase Contracts				$1,035,037	$1,032,616	$4,614	$7,035

Forward Currency Sale Contracts
AUD	SSB	07/11/12	59,654	$61,014	$61,009	$5	$—
AUD	SSB	07/11/12	127,117	125,867	130,005	—	4,138
AUD	SSB	08/16/12	136,768	136,277	139,405	—	3,128
CAD	SSB	07/05/12	3,773	3,652	3,705	—	53
CAD	SSB	07/05/12	6,490	6,283	6,374	—	91
CAD	SSB	07/05/12	7,169	6,941	7,041	—	100
CAD	SSB	07/05/12	7,775	7,528	7,637	—	109
CAD	SSB	07/05/12	8,279	8,015	8,131	—	116
CAD	SSB	07/05/12	8,298	8,034	8,150	—	116
CAD	SSB	07/05/12	10,481	10,148	10,295	—	147
CAD	SSB	07/05/12	13,879	13,438	13,632	—	194
CAD	SSB	07/05/12	21,592	20,906	21,208	—	302
CAD	SSB	07/05/12	23,359	22,615	22,942	—	327
CAD	SSB	07/05/12	24,451	23,673	24,015	—	342
CAD	SSB	07/05/12	32,259	31,232	31,684	—	452
CAD	SSB	07/11/12	19,228	18,879	18,883	—	4
CAD	SSB	07/11/12	152,504	148,738	149,767	—	1,029
CAD	SSB	08/16/12	20,688	20,333	20,300	33	—
CAD	SSB	08/16/12	31,722	31,336	31,128	208	—
CAD	SSB	08/16/12	43,071	41,273	42,265	—	992
CAD	SSB	08/16/12	45,493	44,348	44,641	—	293
CAD	SSB	08/16/12	47,916	46,716	47,018	—	302
CHF	SSB	07/11/12	11,406	12,020	12,019	1	—

The accompanying notes are an integral part of these financial statements.

26 Semi-Annual Report

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (concluded)

Forward Currency Contracts open at June 30, 2012 (concluded):

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
CHF	SSB	07/11/12	39,561	$41,356	$41,688	$—	$332
DKK	SSB	07/11/12	42,466	7,231	7,230	1	—
DKK	SSB	07/11/12	397,034	67,050	67,596	—	546
DKK	SSB	08/16/12	260,530	43,360	44,399	—	1,039
EUR	CIT	08/16/12	21,283	27,000	26,944	56	—
EUR	CIT	08/16/12	23,843	30,000	30,185	—	185
EUR	CIT	08/16/12	44,271	55,179	56,046	—	867
EUR	HSB	08/16/12	10,180	13,000	12,888	112	—
EUR	HSB	08/16/12	23,000	28,511	29,118	—	607
EUR	HSB	08/16/12	25,703	32,388	32,540	—	152
EUR	HSB	08/16/12	48,298	60,000	61,144	—	1,144
EUR	HSB	08/16/12	54,511	70,000	69,010	990	—
EUR	SSB	07/11/12	28,890	36,570	36,562	8	—
EUR	SSB	07/11/12	147,658	185,306	186,873	—	1,567
GBP	SSB	07/11/12	7,094	11,114	11,110	4	—
GBP	SSB	07/11/12	128,857	200,338	201,806	—	1,468
GBP	SSB	08/16/12	33,999	54,807	53,241	1,566	—
GBP	SSB	08/16/12	69,806	111,048	109,314	1,734	—
HKD	SSB	07/11/12	34,917	4,501	4,501	—	—
HKD	SSB	07/11/12	366,956	47,304	47,302	2	—
ILS	SSB	07/11/12	23,423	6,045	5,988	57	—
JPY	SSB	07/11/12	3,013,780	37,690	37,707	—	17
JPY	SSB	07/11/12	38,879,282	488,249	486,442	1,807	—
MXN	SSB	08/16/12	710,944	52,238	53,069	—	831
NOK	SSB	07/11/12	1,215	204	204	—	—
NOK	SSB	07/11/12	142,544	23,535	23,956	—	421
NOK	SSB	08/16/12	265,677	43,523	44,591	—	1,068
NOK	SSB	08/16/12	861,433	146,473	144,583	1,890	—
NZD	SSB	07/11/12	6,614	5,289	5,291	—	2
NZD	SSB	07/11/12	8,640	6,641	6,913	—	272
NZD	SSB	08/16/12	11,534	8,682	9,206	—	524
NZD	SSB	08/16/12	22,267	16,761	17,772	—	1,011
NZD	SSB	08/16/12	37,631	28,626	30,034	—	1,408
NZD	SSB	08/16/12	55,978	43,603	44,676	—	1,073
NZD	SSB	08/16/12	66,656	52,091	53,198	—	1,107
PLN	HSB	08/16/12	105,491	29,527	31,494	—	1,967
PLN	SSB	08/16/12	470,323	137,176	140,414	—	3,238
SEK	SSB	07/11/12	186,906	26,096	27,011	—	915
SEK	SSB	08/16/12	280,974	40,448	40,552	—	104
SGD	SSB	07/11/12	10,794	8,458	8,521	—	63
ZAR	SSB	08/16/12	578,122	70,513	70,257	256	—

Total Forward Currency Sale Contracts				$3,247,197	$3,272,630	8,730	34,163

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$13,344	$41,198

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 27

Lazard Retirement Series, Inc. Notes to Portfolios of Investments June 30, 2012 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Retirement U.S. Strategic Equity Portfolio	$5,588,939	$842,151	$242,838	$599,313
Retirement U.S. Small-Mid Cap Equity Portfolio	161,129,337	17,910,801	8,316,735	9,594,066
Retirement International Equity Portfolio	519,833,290	46,893,328	27,406,790	19,486,538
Retirement Emerging Markets Equity Portfolio	936,143,162	104,484,700	128,167,344	(23,682,644)
Retirement Multi-Asset Targeted Volatility Portfolio	7,145,694	139,403	63,088	76,315

(c)	Private placements.
(d)	Security valued using Level 2 inputs under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy - see Note 8.
(e)

Pursuant to Rule 144A under the Securities Act of 1933, the security may only be traded among “qualified institutional buyers.” At June 30, 2012, this security amounted to 0.9% of net assets of Retirement Emerging Markets Equity Portfolio, and is considered to be liquid.

(f)	Segregated security for forward currency contracts.

Security Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt

Currency Abbreviations:
AUD	— Australian Dollar	MXN	— Mexican New Peso
CAD	— Canadian Dollar	MYR	— Malaysian Ringgit
CHF	— Swiss Franc	NOK	— Norwegian Krone
DKK	— Danish Krone	NZD	— New Zealand Dollar
EUR	— Euro	PLN	— Polish Zloty
GBP	— British Pound Sterling	SEK	— Swedish Krona
HKD	— Hong Kong Dollar	SGD	— Singapore Dollar
ILS	— Israeli Shekel	USD	— United States Dollar
JPY	— Japanese Yen	ZAR	— South African Rand
KRW	— South Korean Won

Counterparty Abbreviations:
CIT	— Citibank NA	SSB	— State Street Bank and Trust Co.
HSB	— HSBC Bank USA

The accompanying notes are an integral part of these financial statements.

28 Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Multi- Asset Targeted Volatility Portfolio

Aerospace & Defense	—%	—%	0.8%
Agriculture	1.4	0.9	0.2
Alcohol & Tobacco	5.8	5.8	1.9
Automotive	2.1	—	0.4
Banking	9.6	18.8	2.6
Building Materials	—	0.7	—
Cable Television	1.4	—	1.1
Chemicals	1.3	—	0.3
Commercial Services	3.5	4.3	0.5
Computer Software	1.5	2.4	1.6
Construction & Engineering	—	2.0	0.1
Consumer Products	—	4.0	1.5
Diversified	0.5	2.6	—
Electric	1.4	0.8	5.0
Energy Exploration & Production	—	1.8	0.5
Energy Integrated	5.8	3.5	4.2
Energy Services	2.7	0.4	2.3
Financial Services	1.6	6.5	9.8
Food & Beverages	3.9	1.0	2.3
Forest & Paper Products	2.4	0.7	0.6
Gas Utilities	—	—	1.4
Health Services	—	—	0.3
Housing	5.1	1.6	1.0
Insurance	4.8	1.2	1.4
Leisure & Entertainment	2.9	1.0	1.3
Manufacturing	7.5	3.8	1.5
Medical Products	—	—	1.5
Metals & Mining	2.2	6.8	1.0
Pharmaceutical & Biotechnology	12.9	—	6.4
Real Estate	—	—	1.4
Restaurants	—	—	0.4
Retail	3.7	5.5	5.8
Semiconductors & Components	3.0	5.0	0.9
Technology	1.0	1.6	0.4
Technology Hardware	—	2.0	3.1
Telecommunications	4.3	12.1	3.0
Transportation	2.7	1.1	1.9

Subtotal	95.0	97.9	68.4
Foreign Government Obligations	—	—	19.5
Supranationals	—	—	2.6
Short-Term Investments	4.9	1.5	5.5

Total Investments	99.9%	99.4%	96.0%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 29

Lazard Retirement Series, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2012	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Multi-Asset Targeted Volatility Portfolio

ASSETS
Investments in securities, at value	$6,188,252	$170,723,403	$539,319,828	$912,460,518	$7,222,009
Foreign currency	—	—	157,851	3,674,528	271
Receivables for:
Dividends and interest	5,070	152,063	1,857,360	5,066,383	54,292
Capital stock sold	5,796	106,939	263,106	2,831,594	203,595
Investments sold	70,033	6,741,826	—	1,242,799	1,804,677
Amount due from Investment Manager (Note 3)	5,705	—	—	—	15,987
Gross unrealized appreciation on forward currency contracts	—	—	—	—	13,344
Deferred offering costs (Note 2(f))	—	—	—	—	58,658

Total assets	6,274,856	177,724,231	541,598,145	925,275,822	9,372,833

LIABILITIES
Payables for:
Management fees	—	105,117	315,630	715,596	—
Accrued distribution fees	1,230	35,082	105,222	126,925	1,262
Accrued directors’ fees	60	1,775	5,182	8,854	1,848
Investments purchased	—	1,193,071	981,764	5,672,903	1,741,768
Capital stock redeemed	861	78,920	153,601	431,593	159
Gross unrealized depreciation on forward currency contracts	—	—	—	—	41,198
Other accrued expenses and payables	29,704	45,072	69,668	174,811	65,884

Total liabilities	31,855	1,459,037	1,631,067	7,130,682	1,852,119

Net assets	$6,243,001	$176,265,194	$539,967,078	$918,145,140	$7,520,714

NET ASSETS
Paid in capital	$6,093,958	$158,687,966	$589,313,959	$931,403,732	$7,453,308
Undistributed net investment income (loss)	44,279	(61,421)	9,921,466	12,195,898	15,267
Accumulated net realized gain (loss)	(494,549)	8,044,583	(78,749,809)	(1,731,619)	1,959
Net unrealized appreciation (depreciation) on:
Investments	599,313	9,594,066	19,486,538	(23,682,644)	76,315
Foreign currency and forward currency contracts	—	—	(5,076)	(40,227)	(26,135)

Net assets	$6,243,001	$176,265,194	$539,967,078	$918,145,140	$7,520,714

Service Shares
Net assets	$6,243,001	$176,265,194	$539,967,078	$655,666,910	$7,520,714
Shares of capital stock outstanding*	640,939	17,833,705	54,727,940	32,442,295	750,799
Net asset value, offering and redemption price per share	$9.74	$9.88	$9.87	$20.21	$10.02

Investor Shares
Net assets	—	—	—	$262,478,230	—
Shares of capital stock outstanding*	—	—	—	13,106,296	—
Net asset value, offering and redemption price per share	—	—	—	$20.03	—
Cost of investments in securities	$5,588,939	$161,129,337	$519,833,290	$936,143,162	$7,145,694
Cost of foreign currency	—	—	$158,823	$3,684,972	$269

* $0.001 par value 1,550,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

30 Semi-Annual Report

Lazard Retirement Series, Inc. Statements of Operations (unaudited)

For the Period Ended June 30, 2012	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Multi-Asset Targeted Volatility Portfolio (a)

Investment Income

Income
Dividends	$61,125	$962,141	$11,761,790	$18,304,228	$13,086
Interest	—	—	24	8,065	12,188

Total investment income*	61,125	962,141	11,761,814	18,312,293	25,274

Expenses
Management fees (Note 3)	21,824	678,086	2,038,585	4,649,352	8,101
Distribution fees (Service Shares)	7,794	226,029	679,528	820,652	2,383
Custodian fees	22,381	27,590	89,869	339,755	7,967
Administration fees	21,809	39,217	75,497	114,057	7,050
Professional services	16,114	24,433	41,353	59,504	8,598
Shareholders’ reports	4,356	13,274	25,648	46,256	1,024
Shareholders’ services	7,211	8,106	9,211	18,608	3,029
Directors’ fees and expenses	117	3,445	10,211	17,458	1,848
Amortization of offering costs (Note 2(f))	—	—	—	—	11,854
Other	964	3,382	7,397	12,064	498

Total gross expenses	102,570	1,023,562	2,977,299	6,077,706	52,352

Management fees waived and expenses reimbursed	(62,019)	—	—	—	(37,175)
Administration and shareholders’ services fees waived	(9,375)	—	—	—	(5,170)

Total net expenses	31,176	1,023,562	2,977,299	6,077,706	10,007

Net investment income (loss)	29,949	(61,421)	8,784,515	12,234,587	15,267

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	295,182	8,164,958	10,066,285	22,253,439	(13,109)
Foreign currency and forward currency contracts	—	—	(113,482)	(295,463)	15,068
Net change in unrealized appreciation (depreciation) on:
Investments	(1,741)	3,726,989	11,178,569	30,474,821	76,315
Foreign currency and forward currency contracts	—	—	1,291	(29,888)	(26,135)

Net realized and unrealized gain on investments, foreign currency and forward currency contracts	293,441	11,891,947	21,132,663	52,402,909	52,139

Net increase in net assets resulting from operations	$323,390	$11,830,526	$29,917,178	$64,637,496	$67,406

* Net of foreign withholding taxes of	$—	$—	$1,195,628	$2,019,416	$1,670

(a) From Portfolio’s commencement of operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 31

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement U.S. Strategic Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$29,949	$65,203	$(61,421)	$(257,654)
Net realized gain on investments, foreign currency and forward currency contracts	295,182	385,685	8,164,958	8,158,409
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(1,741)	(381,509)	3,726,989	(22,778,437)

Net increase (decrease) in net assets resulting from operations	323,390	69,379	11,830,526	(14,877,682)

Distributions to shareholders
From net investment income
Service Shares	—	(62,404)	—	—
Investor Shares	—	—	—	—
From net realized gains
Service Shares	—	—	—	(13,524,573)

Net decrease in net assets resulting from distributions	—	(62,404)	—	(13,524,573)

Capital stock transactions
Net proceeds from sales
Service Shares	626,069	2,242,803	11,938,546	84,023,394
Investor Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Service Shares	—	62,404	—	13,524,573
Investor Shares	—	—	—	—
Cost of shares redeemed
Service Shares	(714,918)	(2,475,789)	(28,027,578)	(35,265,759)
Investor Shares	—	—	—	—

Net increase (decrease) in net assets from capital stock transactions	(88,849)	(170,582)	(16,089,032)	62,282,208

Total increase (decrease) in net assets	234,541	(163,607)	(4,258,506)	33,879,953
Net assets at beginning of period	6,008,460	6,172,067	180,523,700	146,643,747

Net assets at end of period*	$6,243,001	$6,008,460	$176,265,194	$180,523,700

* Includes undistributed (distributions in excess of) net investment income (loss) of	$44,279	$14,330	$(61,421)	$—

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	649,088	671,997	19,491,128	13,285,662

Shares sold	64,549	238,042	1,199,016	8,027,580
Shares issued to shareholders from reinvestment of distributions	—	6,872	—	1,467,946
Shares redeemed	(72,698)	(267,823)	(2,856,439)	(3,290,060)

Net increase (decrease)	(8,149)	(22,909)	(1,657,423)	6,205,466

Shares outstanding at end of period	640,939	649,088	17,833,705	19,491,128

Investor Shares
Shares outstanding at beginning of period
Shares sold
Shares issued to shareholders from reinvestment of distributions
Shares redeemed
Net decrease
Shares outstanding at end of period

(a) Portfolio commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

32 Semi-Annual Report

	Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio		Lazard Retirement Multi-Asset Targeted Volatility Portfolio

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Period Ended June 30, 2012 (unaudited) (a)

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$8,784,515	$9,540,484	$12,234,587	$19,165,142	$15,267
Net realized gain on investments, foreign currency and forward currency contracts	9,952,803	13,096,798	21,957,976	35,288,134	1,959
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	11,179,860	(59,238,313)	30,444,933	(231,930,064)	50,180

Net increase (decrease) in net assets resulting from operations	29,917,178	(36,601,031)	64,637,496	(177,476,788)	67,406

Distributions to shareholders
From net investment income
Service Shares	—	(10,647,586)	—	(12,651,559)	—
Investor Shares	—	—	—	(6,893,511)	—
From net realized gains
Service Shares	—	—	—	—	—

Net decrease in net assets resulting from distributions	—	(10,647,586)	—	(19,545,070)	—

Capital stock transactions
Net proceeds from sales
Service Shares	43,386,516	165,281,419	107,578,918	261,009,494	7,602,216
Investor Shares	—	—	34,722,179	59,827,932	—
Net proceeds from reinvestment of distributions
Service Shares	—	10,647,586	—	12,651,559	—
Investor Shares	—	—	—	6,893,511	—
Cost of shares redeemed
Service Shares	(47,218,682)	(85,828,787)	(78,019,482)	(143,280,335)	(148,908)
Investor Shares	—	—	(35,463,569)	(97,148,515)	—

Net increase (decrease) in net assets from capital stock transactions	(3,832,166)	90,100,218	28,818,046	99,953,646	7,453,308

Total increase (decrease) in net assets	26,085,012	42,851,601	93,455,542	(97,068,212)	7,520,714
Net assets at beginning of period	513,882,066	471,030,465	824,689,598	921,757,810	—

Net assets at end of period*	$539,967,078	$513,882,066	$918,145,140	$824,689,598	$7,520,714

* Includes undistributed (distributions in excess of) net investment income (loss) of	$9,921,466	$1,136,951	$12,195,898	$(38,689)	$15,267

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	55,098,125	45,824,607	31,012,717	24,938,452	—

Shares sold	4,393,281	16,490,094	5,183,550	12,059,351	765,895
Shares issued to shareholders from reinvestment of distributions	—	1,143,463	—	680,095	—
Shares redeemed	(4,763,466)	(8,360,039)	(3,753,972)	(6,665,181)	(15,096)

Net increase (decrease)	(370,185)	9,273,518	1,429,578	6,074,265	750,799

Shares outstanding at end of period	54,727,940	55,098,125	32,442,295	31,012,717	750,799

Investor Shares
Shares outstanding at beginning of period			13,191,140	14,669,543

Shares sold			1,649,239	2,689,966
Shares issued to shareholders from reinvestment of distributions			—	370,181
Shares redeemed			(1,734,083)	(4,538,550)

Net decrease			(84,844)	(1,478,403)

Shares outstanding at end of period			13,106,296	13,191,140

Semi-Annual Report 33

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†	Year Ended

		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Service Shares
Net asset value, beginning of period	$9.26	$9.18	$8.19	$6.51	$10.17	$12.86

Income (loss) from investment operations:
Net investment income	0.05	0.10	0.06	0.06	0.10	0.07
Net realized and unrealized gain (loss)	0.43	0.08	0.99	1.69	(3.69)	(0.14)

Total from investment operations	0.48	0.18	1.05	1.75	(3.59)	(0.07)

Less distributions from:
Net investment income	—	(0.10)	(0.06)	(0.07)	(0.07)	(0.15)
Net realized gains	—	—	—	—	—	(2.47)

Total distributions	—	(0.10)	(0.06)	(0.07)	(0.07)	(2.62)

Net asset value, end of period	$9.74	$9.26	$9.18	$8.19	$6.51	$10.17

Total Return (a)	5.18%	1.96%	12.85%	26.84%	–35.28%	–0.95%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,243	$6,008	$6,172	$5,365	$3,312	$4,959
Ratios to average net assets:
Net expenses (b)	1.00%	1.00%	1.22%	1.25%	1.25%	1.25%
Gross expenses (b)	3.29%	3.37%	3.84%	4.67%	4.88%	4.21%
Net investment income (b)	0.96%	1.04%	0.68%	1.03%	1.27%	0.62%
Portfolio turnover rate	33%	50%	55%	79%	86%	101%

LAZARD RETIREMENT U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†	Year Ended

		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Service Shares
Net asset value, beginning of period	$9.26	$11.04	$9.68	$6.34	$9.98	$17.31

Income (loss) from investment operations:
Net investment income (loss)	— (c)	(0.01)	0.03	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.62	(1.01)	2.27	3.35	(3.63)	(0.87)

Total from investment operations	0.62	(1.02)	2.30	3.34	(3.64)	(0.89)

Less distributions from:
Net investment income	—	—	(0.03)	—	—	—
Net realized gains	—	(0.76)	(0.91)	—	—	(6.44)

Total distributions	—	(0.76)	(0.94)	—	—	(6.44)

Net asset value, end of period	$9.88	$9.26	$11.04	$9.68	$6.34	$9.98

Total Return (a)	6.80%	–9.07%	23.72%	52.68%	–36.47%	–7.20%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$176,265	$180,524	$146,644	$143,821	$34,969	$62,772
Ratios to average net assets:
Net expenses (b)	1.13%	1.15%	1.18%	1.25%	1.25%	1.25%
Gross expenses (b)	1.13%	1.15%	1.18%	1.31%	1.41%	1.33%
Net investment income (loss) (b)	–0.07%	–0.16%	0.29%	–0.21%	–0.11%	–0.17%
Portfolio turnover rate	39%	98%	122%	171%	139%	102%

†	Unaudited.
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 Semi-Annual Report

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†	Year Ended

		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Service Shares
Net asset value, beginning of period	$9.33	$10.28	$9.76	$8.23	$13.35	$14.89

Income (loss) from investment operations:
Net investment income	0.16	0.18	0.12	0.16	0.21	0.19
Net realized and unrealized gain (loss)	0.38	(0.93)	0.53	1.60	(5.15)	1.24

Total from investment operations	0.54	(0.75)	0.65	1.76	(4.94)	1.43

Less distributions from:
Net investment income	—	(0.20)	(0.13)	(0.23)	(0.14)	(0.37)
Net realized gains	—	—	—	—	(0.04)	(2.60)

Total distributions	—	(0.20)	(0.13)	(0.23)	(0.18)	(2.97)

Net asset value, end of period	$9.87	$9.33	$10.28	$9.76	$8.23	$13.35

Total Return (a)	5.79%	–7.27%	6.72%	21.46%	–37.02%	10.78%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$539,967	$513,882	$471,030	$343,467	$284,140	$391,465
Ratios to average net assets:
Net expenses (b)	1.10%	1.12%	1.14%	1.17%	1.17%	1.18%
Gross expenses (b)	1.10%	1.12%	1.14%	1.17%	1.17%	1.18%
Net investment income (b)	3.23%	1.89%	1.41%	1.89%	2.15%	1.60%
Portfolio turnover rate	22%	39%	53%	104%	43%	48%

†	Unaudited.
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 35

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†	Year Ended

		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Service Shares
Net asset value, beginning of period	$18.71	$23.33	$19.23	$11.59	$25.64	$22.69

Income (loss) from investment operations:
Net investment income (a)	0.26	0.44	0.34	0.29	0.58	0.29
Net realized and unrealized gain (loss)	1.24	(4.64)	4.02	7.80	(12.77)	7.03

Total from investment operations	1.50	(4.20)	4.36	8.09	(12.19)	7.32

Less distributions from:
Net investment income	—	(0.42)	(0.26)	(0.45)	(0.47)	(0.30)
Net realized gains	—	—	—	—	(1.39)	(4.07)

Total distributions	—	(0.42)	(0.26)	(0.45)	(1.86)	(4.37)

Net asset value, end of period	$20.21	$18.71	$23.33	$19.23	$11.59	$25.64

Total Return (b)	8.02%	–18.00%	22.69%	69.85%	–48.72%	33.30%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$655,667	$580,370	$581,859	$367,260	$168,787	$251,665
Ratios to average net assets:
Net expenses (c)	1.38%	1.42%	1.46%	1.56%	1.52%	1.57%
Gross expenses (c)	1.38%	1.42%	1.46%	1.56%	1.52%	1.57%
Net investment income (c)	2.56%	2.04%	1.66%	1.86%	2.81%	1.12%
Portfolio turnover rate	10%	19%	27%	51%	53%	52%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†	Year Ended

		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Investor Shares
Net asset value, beginning of period	$18.52	$23.17	$19.13	$11.55	$25.60	$22.71

Income (loss) from investment operations:
Net investment income (a)	0.29	0.50	0.38	0.32	0.64	0.35
Net realized and unrealized gain (loss)	1.22	(4.62)	4.01	7.79	(12.78)	7.04

Total from investment operations	1.51	(4.12)	4.39	8.11	(12.14)	7.39

Less distributions from:
Net investment income	—	(0.53)	(0.35)	(0.53)	(0.52)	(0.43)
Net realized gains	—	—	—	—	(1.39)	(4.07)

Total distributions	—	(0.53)	(0.35)	(0.53)	(1.91)	(4.50)

Net asset value, end of period	$20.03	$18.52	$23.17	$19.13	$11.55	$25.60

Total Return (b)	8.15%	–17.79%	23.05%	70.23%	–48.59%	33.63%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$262,478	$244,320	$339,899	$170,217	$61,005	$145,530
Ratios to average net assets:
Net expenses (c)	1.13%	1.17%	1.21%	1.31%	1.28%	1.32%
Gross expenses (c)	1.13%	1.17%	1.21%	1.31%	1.28%	1.32%
Net investment income (c)	2.80%	2.31%	1.83%	2.03%	3.02%	1.34%
Portfolio turnover rate	10%	19%	27%	51%	53%	52%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

36 Semi-Annual Report

LAZARD RETIREMENT MULTI-ASSET TARGETED VOLATILITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 4/30/12* to 6/30/12†

Service Shares
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	— (c)

Total from investment operations	0.02

Net asset value, end of period	$10.02

Total Return (a)	0.20%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,521
Ratios to average net assets:
Net expenses (b)	1.05%
Gross expenses (b)	5.49%
Net investment income (b)	1.60%
Portfolio turnover rate	46%

*	Portfolio commenced operations on April 30, 2012.
†	Unaudited.
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 37

Lazard Retirement Series, Inc. Notes to Financial Statements June 30, 2012 (unaudited)

1. Organization
Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of thirteen no-load portfolios (each referred to as a “Portfolio”), which are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following five Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement U.S. Strategic Equity Portfolio (“U.S. Strategic Equity Portfolio”), Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (“U.S. Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”) and Lazard Retirement Multi-Asset Targeted Volatility Portfolio (“Multi-Asset Targeted Volatility Portfolio”). Each of the other eight Portfolios had not commenced operations as of June 30, 2012.

2. Significant Accounting Policies
The accompanying financial statements are presented in conformity with GAAP. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

38 Semi-Annual Report

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. For the period ended June 30, 2012, only Multi-Asset Targeted Volatility Portfolio traded in fixed-income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using quotations provided by a pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

For the period ended June 30, 2012, only Multi-Asset Targeted Volatility Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2011, the Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017	Expiring 2018

U.S. Strategic Equity	$—	$47,866	$683,170
U.S. Small-Mid Cap Equity	—	—	—
International Equity	2,794,623	71,571,550	7,205,218
Emerging Markets Equity	—	14,555,917	—

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2011, Emerging Markets Equity Portfolio elected to defer net capital and foreign currency losses of $1,111,199 arising between November 1, 2011 and December 31, 2011.

Semi-Annual Report 39

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Portfolios’ 2011 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income, if any. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(f) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements
The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Strategic Equity	0.70%
U.S. Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00
Multi-Asset Targeted Volatility	0.85

40 Semi-Annual Report

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

U.S. Strategic Equity	1.00%	N/A
U.S. Small-Mid Cap Equity	1.25	N/A
International Equity	1.25	N/A
Emerging Markets Equity	1.60	1.35%
Multi-Asset Targeted Volatility	1.05	N/A

During the period ended June 30, 2012, the Investment Manager fully waived its management fees and reimbursed the following Portfolios as follows:

	Service Shares

Portfolio	Management Fees waived	Expenses Reimbursed

U.S. Strategic Equity	$21,824	$40,195
Multi-Asset Targeted Volatility	8,101	29,074

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the following Portfolios until each respective Portfolio’s net assets reach $25 million. During the period ended June 30, 2012, State Street waived its fees as follows:

Portfolio	Amount

U.S. Strategic Equity	$9,375
Multi-Asset Targeted Volatility	3,125

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations. During the period ended June 30, 2012, BFDS waived its fees of $2,045 for Multi-Asset Targeted Volatility Portfolio.

4. Directors’ Compensation
Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

Semi-Annual Report 41

5. Securities Transactions and Transactions with Affiliates
Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2012 were as follows:

Portfolio	Purchases	Sales

U.S. Strategic Equity	$2,021,195	$2,012,301
U.S. Small-Mid Cap Equity	68,884,165	84,546,940
International Equity	113,905,322	113,191,540
Emerging Markets Equity	137,219,721	86,052,055
Multi-Asset Targeted Volatility	8,918,509	2,142,650

For the period ended June 30, 2012, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks
Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging markets countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements
Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

42 Semi-Annual Report

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2012:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2012

U.S. Strategic Equity Portfolio
Common Stocks	$6,045,251	$—	$—	$6,045,251
Preferred Stock	—	—	51,231	51,231
Short-Term Investment	—	91,770	—	91,770

Total	$6,045,251	$91,770	$51,231	$6,188,252

U.S. Small-Mid Cap Equity Portfolio
Common Stocks	$166,792,311	$—	$—	$166,792,311
Preferred Stock	—	—	1,397,678	1,397,678
Short-Term Investment	—	2,533,414	—	2,533,414

Total	$166,792,311	$2,533,414	$1,397,678	$170,723,403

International Equity Portfolio
Common Stocks
Australia	$—	$33,864,924	$—	$33,864,924
Belgium	—	19,050,858	—	19,050,858
Brazil	9,687,530	—	—	9,687,530
Canada	12,530,792	—	—	12,530,792
China	—	3,603,461	—	3,603,461
Denmark	—	5,804,327	—	5,804,327
Finland	—	6,414,695	—	6,414,695
France	—	58,508,779	—	58,508,779
Germany	—	45,009,977	—	45,009,977
Indonesia	4,694,904	—	—	4,694,904
Ireland	4,279,469	—	—	4,279,469
Italy	—	4,589,665	—	4,589,665
Japan	—	75,039,910	—	75,039,910
Mexico	981,503	—	—	981,503
Netherlands	—	8,621,675	—	8,621,675
New Zealand	—	4,418,473	—	4,418,473
Russia	—	7,944,532	—	7,944,532
South Korea	—	15,312,599	—	15,312,599
Spain	—	13,423,812	—	13,423,812
Sweden	—	20,791,353	—	20,791,353
Switzerland	—	19,168,778	—	19,168,778
Turkey	—	2,843,173	—	2,843,173
United Kingdom	—	136,251,001	—	136,251,001
Short-Term Investment	—	26,483,638	—	26,483,638

Total	$32,174,198	$507,145,630	$—	$539,319,828

Emerging Markets Equity Portfolio
Common Stocks
Argentina	$4,240,175	$—	$—	$4,240,175
Brazil	149,821,010	—	—	149,821,010
Canada	6,470,877	—	—	6,470,877
China	8,633,295	27,444,494	—	36,077,789
Colombia	345,180	—	—	345,180
Egypt	—	22,494,980	—	22,494,980
France	—	7,352,492	—	7,352,492
Hong Kong	15,824,177	6,928,382	—	22,752,559
Hungary	—	11,644,285	—	11,644,285
India	4,560,072	45,160,755	—	49,720,827
Indonesia	20,643,741	33,846,083	—	54,489,824
Malaysia	—	6,941,174	—	6,941,174
Mexico	46,149,864	—	—	46,149,864

Semi-Annual Report 43

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2012

Emerging Markets Equity Portfolio (concluded)
Pakistan	$—	$11,305,783	$—	$11,305,783
Philippines	20,479,200	—	—	20,479,200
Russia	16,806,120	60,986,796	—	77,792,916
South Africa	—	107,887,343	—	107,887,343
South Korea	—	126,888,062	—	126,888,062
Taiwan	—	41,133,201	—	41,133,201
Thailand	1,640,535	18,287,114	—	19,927,649
Turkey	—	54,668,959	—	54,668,959
United Kingdom	—	1,876,463	—	1,876,463
Preferred Stocks	18,424,488	—	—	18,424,488
Short-Term Investment	—	13,575,418	—	13,575,418

Total	$314,038,734	$598,421,784	$—	$912,460,518

Multi-Asset Targeted Volatility Portfolio
Assets:
Common Stocks
Australia	$68,149	$173,072	$—	$241,221
Belgium	64,915	—	—	64,915
Bermuda	25,435	—	—	25,435
Canada	188,168	—	—	188,168
Denmark	—	76,059	—	76,059
Finland	13,911	12,063	—	25,974
France	86,227	30,958	—	117,185
Germany	47,886	59,874	—	107,760
Hong Kong	—	52,412	—	52,412
Ireland	13,150	—	—	13,150
Israel	24,256	—	—	24,256
Italy	—	40,476	—	40,476
Japan	140,072	534,652	—	674,724
Netherlands	—	53,410	—	53,410
New Zealand	—	12,226	—	12,226
Norway	—	25,084	—	25,084
Singapore	—	8,221	—	8,221
Spain	—	35,308	—	35,308
Sweden	17,166	16,862	—	34,028
Switzerland	—	54,135	—	54,135
United Kingdom	159,955	215,398	—	375,353
United States	1,648,252	—	—	1,648,252
Corporate Bonds	—	886,616	—	886,616
Foreign Government Obligations	—	1,466,365	—	1,466,365
Quasi Government Bonds	—	360,413	—	360,413
Supranationals	—	195,931	—	195,931
Short-Term Investment	—	414,932	—	414,932
Other Financial Instruments*
Forward Currency Contracts	—	13,344	—	13,344

Total	$2,497,542	$4,737,811	$—	$7,235,353

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(41,198)	$—	$(41,198)

* Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

44 Semi-Annual Report

Certain common stocks (see footnote (d) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The fixed-income securities included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by a pricing service. The short-term investment included in Level 2 (a pooled investment fund) was valued at the fund’s net asset value.

The fair value measurement process for the Level 3 preferred stock of Better Place, Inc., a company that is working to build the infrastructure to deliver a range of services relating to the use of electric vehicles, including battery charging and swap stations, includes consideration of the price paid in previous transactions in the stock and other significant unobservable inputs, including the continued monitoring of the implementation of the company’s business plan, the application and timeliness of financing activities, the num-

ber and timing of scheduled openings of charging stations, and the production and availability of vehicles that would make use of the company’s services. Significant increases (decreases) in any of these inputs, in isolation or in combination, could result in a significantly higher (lower) fair value measurement.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities (see Note 2(a)), certain securities in the International Equity, Emerging Markets Equity and Multi-Asset Targeted Volatility Portfolios are transferred from Level 1 to Level 2 and revert to Level 1 when the fair value pricing procedure triggers are no longer met (other than those securities described in footnote (d) in the Notes to Portfolios of Investments). There were no significant transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2012.

For further information regarding security characteristics see Portfolios of Investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended June 30, 2012:

Description	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Depreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2012	Net Change in Unrealized Depreciation from Investments Still Held at June 30, 2012

U.S. Strategic Equity Portfolio
Preferred Stock	$57,572	$—	$—	$(6,341)	$—	$—	$—	$—	$51,231	$(6,341)

U.S. Small-Mid Cap Equity Portfolio
Preferred Stock	$1,570,658	$—	$—	$(172,980)	$—	$—	$—	$—	$1,397,678	$(172,980)

Semi-Annual Report 45

9. Derivative Instruments
Certain Portfolios may use derivative instruments, including forward currency contracts. Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Multi-Asset Targeted Volatility Portfolio
During the period ended June 30, 2012, the cost of purchases and the proceeds from sales of forward currency contracts were $4,806,880 and $7,141,646, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2012:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$13,344

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(41,198)

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$38,132

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(27,854)

10. Subsequent Events
Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require disclosure.

On July 2, 2012, a shareholder of U.S. Small-Mid Cap Equity Portfolio redeemed shares worth approximately $127 million. While large subscriptions and redemptions can have an impact on a Portfolio’s expense ratio in the future, such impact, if any, is not estimable at this time.

46 Semi-Annual Report

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Kenneth S. Davidson (67)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (49)	Director (May 2007)	American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Lester Z. Lieberman (82)	Director (April 1997)	Private Investor

Leon M. Pollack (71)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (68)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Robert M. Solmson (64)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (51)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (52)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Semi-Annual Report 47

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2012, 28 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

48 Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (39)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (53)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (50)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (37)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (37)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report 49

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting
A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q
The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Considerations of Management Agreements

Multi-Asset Targeted Volatility Portfolio
At the meeting of the Board held on March 15, 2012, the Board considered the approval of the Management Agreement between the Fund, on behalf of the Multi-Asset Targeted Volatility Portfolio (the “New Portfolio”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager referenced the Investment Manager’s written presentation and discussions in connection with the June 1, 2011, August 3, 2011 and November 17, 2011 meetings (the “Previous Meetings”) for the existing Portfolios relevant to, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 26 active funds comprised approximately $18 billion of the $141 billion of total assets under the management of the Investment Manager and its global affiliates as of December 31, 2011); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Investment Manager’s representatives confirmed that there had been no material changes to the information provided to the Board in connection with the Previous Meetings. The Board received a presentation on the New Portfolio from the portfolio manager, including the strategies to be employed for the New Portfolio and the New Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to an $18 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
The Directors reviewed comparative management fee and expense ratio information prepared by Lipper, Inc. (“Lipper”) noting the limitations of the two Lipper comparison groups for the New Portfolio (each, a “Group”). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the New Portfolio and the comparisons provided by Lipper, which compared contractual management fees and expense ratios for the New Portfolio to the Groups, and the Directors noted the

50 Semi-Annual Report

methodology and assumptions used in the comparison, including that Lipper’s management fee comparisons and the rankings used therein did not include fixed dollar amounts paid to administrators (which, for the New Portfolio, would be paid to the Fund’s third party administrator which is not an affiliate of the Investment Manager). It was noted that such fixed fees could affect rankings if included in Lipper’s analysis. The proposed management fee for the New Portfolio was higher than each Group median, and the projected net expense ratios for the New Portfolio were competitive with the Group medians. The Directors also reviewed a supplemental fee analysis of a group of comparison funds prepared by the Investment Manager showing that the management fee average and median of the comparison group were higher than the proposed management fee for the New Portfolio, and the representatives of the Investment Manager explained the relevance of the supplemental fee analysis. There were no funds, separately accounts or other accounts of the Investment Manager with investment objectives, policies and strategies similar to those of the New Portfolio (“Similar Accounts”).

Performance. Since the New Portfolio had not yet commenced operations, there was no performance for the Directors to consider. The Directors were provided with performance composite information for the underlying strategies in which it was anticipated that the New Portfolio’s assets would initially be invested.

Investment Manager Profitability and Economies of Scale
Representatives of the Investment Manager referred to recent discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the New Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the New Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolio until assets grew well beyond the initial assets, noting the Investment Manager’s agreement to waive its fees and/or reimburse the New Portfolio for at least one year following the New Portfolio’s commencement of operations to maintain the expense ratios reflected in the Lipper materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. The Investment Manager representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolio. The Investment Manager’s representatives referred to information previously provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the New Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolio’s Service Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the New Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with a $141 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

•	The Board concluded that the New Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The

Semi-Annual Report 51

Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the New Portfolio was in the best interests of the New Portfolio.

All Other Portfolios
At the meeting of the Board held on May 30, 2012, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of its Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 28 active funds comprised approximately $20 billion of the nearly $141 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2012). The representatives of the Investment Manager noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Man-

ager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $20 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2012) information prepared by Lipper, noting the limitations of certain Groups and broader universes (each, a “Universe”). For the Global Listed Infrastructure and Capital Allocator Opportunistic Strategies Portfolios, it was noted that the relevant Group and/or Universe may not provide the most appropriate comparison given the specialty nature of the Portfolios’ investment strategies. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fees and Expense Ratios. The Directors discussed the actual and contractual management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Lipper, including that management fee comparisons and the rankings used therein include administrative fees (which, for the Portfolios, are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager).

In reviewing Lipper’s analysis (which was for the Service Shares class of all Portfolios except for the Emerging Markets Equity Portfolio, which has both Service and Investor Shares classes), it was noted that, except for the U.S. Strategic Equity, Global Listed Infrastructure and Capital Allocator Opportunistic Strategies Portfolios (each of which is not an active Portfolio other than the U.S. Strategic Equity Portfolio), contractual management fees are approximately at or lower than each Portfolio’s relevant Group median and that, for the active Portfolios, actual management fees were

52 Semi-Annual Report

below the median of the relevant Group. They also noted that, except for the International Strategic Equity Portfolio (which is not an active Portfolio), expense ratios were within the range of those of the funds in the relevant Group. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the active Portfolios and that for certain of these Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as, with respect to each Portfolio, the Investment Manager’s Similar Accounts. The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Lipper’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and/or Universe over measurement periods up to ten years through March 31, 2012.

The Directors noted that performance of the U.S. Strategic Equity Portfolio was approximately at or above the Group and Universe medians in all of the periods except the five-year period; the International Equity and U.S. Small-Mid Cap Equity Portfolios were variously above, at and/or below the Group and Universe medians; and both classes of the Emerging Markets Equity Portfolio were in the first quintile of the Group and Universe for all periods.

The Directors had received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale
The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2011 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s expenses. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in the period under review, and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Service Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Represen-

Semi-Annual Report 53

tatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure

(as discussed above) associated with a nearly $141 billion global asset management business.

•

The Board was generally satisfied with the overall performance of most of the Portfolios, but would continue to monitor performance of the Portfolios that was not generally above or competitive with Group or Universe medians.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund, on behalf of each Portfolio, was in the best interests of the Portfolio and its shareholders.

54 Semi-Annual Report

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2012 Lazard Asset Management LLC

6/12 LZDPS010

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 10, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 10, 2012

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 10, 2012